                                   VAN KAMPEN
                                ENTERPRISE FUND


                               Semi-Annual Report
                                 June 30, 1998



                            [ARTWORK APPEARS HERE]



                                  VAN KAMPEN
                                     FUNDS

               Table of Contents

Letter to Shareholders......................   1

Performance Results.........................   3

Glossary of Terms...........................   4

Portfolio Management Review.................   5

Portfolio Highlights........................   8

Portfolio of Investments....................   9

Statement of Assets and Liabilities.........  15

Statement of Operations.....................  16

Statement of Changes in Net Assets..........  17

Financial Highlights........................  18

Notes to Financial Statements...............  21


ENT SAR 8/98

                            Letter to Shareholders

                             [PHOTO APPEARS HERE]

                     Dennis J. McDonnell and Don G. Powell

July 16, 1998

Dear Shareholder,

  As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc.

  You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

Economic Review

  The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.

  Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.

  While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

Market Review

  U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained 14.68 percent during the first six months of 1998. Once again, most of the strength was concentrated in large-capitalization companies, as the S&P 500 Index of large stocks returned 17.67 percent during the period compared to 4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.

                                       1
                                                           Continued on page two

  Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks returned 28.94 percent during the first six months of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices--a consequence of reduced demand from Asia-- undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

Outlook

  We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among large companies. Given the difficult year-over-year earnings comparisons that will begin to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.

  Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.

  Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,



/s/ Don G. Powell                   /s/ Dennis J. McDonnell
Don G. Powell                       Dennis J. McDonnell
Chairman                            President
Van Kampen Asset Management Inc.    Van Kampen Asset Management Inc.

             Performance Results for the Period Ended June 30, 1998

                           Van Kampen Enterprise Fund


                                               A Shares   B Shares   C Shares
Total Returns
Six-month total return based on NAV/1/........    16.77%     16.34%     16.39%
Six-month total return/2/.....................    10.07%     11.34%     15.39%
One-year total return/2/......................    21.46%     22.92%     26.96%
Five-year average annual total return/2/......    19.85%     20.15%        N/A
Ten-year average annual total return/2/.......    17.45%        N/A        N/A
Life-of-Fund average annual total return/2/...    13.64%     19.00%     20.71%
Commencement date.............................  01/07/54   12/20/91   07/20/93

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                               Glossary of Terms


Blue-chip stocks:

  Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

Bottom-up investing:

  A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

Dow Jones Industrial Average:

  The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

Fundamentals:

  Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

Growth investing:

  An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

Market capitalization:

  The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

Net asset value (NAV):

  The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

Standard & Poor's 500-Stock Index:

  A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

Valuation:

  The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                          Portfolio Management Review

                           Van Kampen Enterprise Fund


We recently spoke to the management team of the Van Kampen Enterprise Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Jeff D. New, portfolio manager; Michael Davis, portfolio comanager; and Dennis J. McDonnell, president of the adviser. The following excerpts reflect their views on the Fund's performance during the six months ended June 30, 1998.

Q Can you describe the stock market environment for the Fund during the past six months?

A The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a very favorable climate for stocks. However, the aftermath of the currency collapse in Southeast Asia threatened to slow the economies of countries around the world. Fortunately for equity investors, positive economic conditions in the United States had a greater influence on the stock market than overseas turmoil did. The Dow Jones Industrial Average set record highs throughout the reporting period and has fluctuated around the 9000 mark since April.

  Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would affect the U.S. markets. Generally, stocks of large-capitalization companies made greater gains than stocks of small-cap firms.

Q  Given this environment, how did you seek to meet the Fund's objective?

A We maintain a consistent strategy of identifying companies that we believe have a combination of positive future fundamentals at attractive current prices. By our definition, positive future fundamentals include at least one of the following traits: consistent earnings growth; accelerating earnings growth; better-than-expected fundamentals; or an underlying change in a company, industry, or regulatory environment. We evaluate stocks one by one according to these criteria and make purchases wherever we find good opportunities. This approach to stock selection has served the Fund well through a broad range of economic conditions, so we work hard to maintain this strategy during each reporting period.

Q  Which stocks supported the Fund's performance during the reporting period?

A Many of the Fund's best-performing stocks came from the retail segment of the consumer distribution sector. We owned a number of retail stocks at the end of last year, which put us in a good position when the Asian crisis flared up in October. Most U.S. retail companies depend on domestic sales to generate revenues, so their stock prices were largely insulated from overseas turmoil. The combination of low unemployment, rising disposable income, and a flourishing housing market has recently contributed to healthy retail sales. The portfolio included substantial positions in Safeway, Dayton Hudson, and TJX Companies, all of which performed well during the reporting period. We believe that a continuation of slow but steady economic growth will support the fundamentals for these stocks.

  The technology sector continued to be volatile, performing very well during most of the reporting period but struggling toward the end. Earlier this year, an oversupply of personal computers overwhelmed many areas of the technology industry. Manufacturers such as Compaq Computer and IBM, which sell computers to retailers and wholesalers for distribution, had to reduce production of new computers until inventory supply and demand regained its balance. We decreased our holdings in this area during that time, although the situation appears to be on its way to resolution.

  The majority of our technology assets were invested in computer software, data storage, and telecommunications equipment. Software has been an outstanding industry, because businesses have viewed software investments as necessary productivity tools to remain competitive. BMC Software and Compuware have been impressive holdings in this field. Data storage, the centralized storage system that saves a company's computer files, has been a high-growth area as well. In the age of e-mails and databases, companies need sophisticated storage systems to access an increasing volume of information more frequently and efficiently. A leader in data storage is EMC, which saw its stock price rise 63 percent during the reporting period. Finally, telecom industries have seen explosive growth from the demand for cellular phones, computer networking, and remote access functions. Cisco Systems and Nokia performed well during the period.

  Health-care stocks continued to make up a large portion of the Fund. Among this group, Wellpoint Health Network, a health maintenance organization, was a notable holding. In late 1997, HMOs were caught between accelerating costs and an inability to raise prices, and many of them, including Wellpoint, saw a decline in stock prices. Recently, however, many HMOs have been able to implement rate increases that offset the rising cost of medical care, and the result has been an upward trend in earnings. We purchased Wellpoint last year because it is a high-quality company with good fundamentals, and we stuck with it during the volatility of 1997. Our perseverance was rewarded, as the stock price has appreciated 75 percent this year. Of course, not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future. For additional Fund portfolio highlights, please refer to page eight.

Q  What factors worked against the Fund?

A Two stocks, in particular, were disappointments during the reporting period. The first was Cendant, a marketer and provider of consumer and business services. In April, Cendant disclosed some accounting irregularities, which caused the stock price to plummet more than 46 percent in one day. The stock had been a sizable holding in the portfolio, and we continue to own it because we believe the company has a strong market position and an attractive price.

  A more substantial drag on the Fund was Philip Morris, our largest holding at the end of the reporting period. Philip Morris and the rest of the tobacco industry have been trying to settle a number of lawsuits. We increased our position in the stock last year when a settlement that would have given tobacco firms immunity to most future lawsuits appeared imminent. No deal could be reached, however, and the settlement process has lingered into 1998. Amid these factors, the stock price dropped 13 percent in the past six months.

  Despite this price decline, we held on to Philip Morris for a number of reasons. First, the stock fits our criteria of strong fundamentals at an attractive price. Tobacco firms have typically been high-growth companies, and Philip Morris is very inexpensive right now compared to its historical values. Second, tobacco stocks have routinely suffered bouts of negative sentiment, but these periods have usually been followed by outperformance in the stock price. Based on these factors, we've maintained a sizable weighting in the stock.

Q  How did the Fund perform during the past six months?

A The Fund achieved a six-month total return of 16.77 percent/1/ (Class A shares at net asset value) as of June 30, 1998. By comparison, the Standard &
Poor's 500-Stock Index returned 17.67 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned 15.59 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds.

  These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities represented by these indices. Please refer to the chart on page three for additional Fund performance results.

Q  What is your outlook for the Fund through the rest of the year?

A In the near term, we see little to disrupt the present state of affairs-- favorable inflation and solid, controlled economic growth should continue to support the stock market. One important change, however, is that corporate earnings estimates are beginning to slow down. In the last several years, many companies implemented strategies to streamline their businesses and increase profitability, and they've run out of easy ways to enhance their profits. While we expect most companies to continue to show solid growth, the majority will not be able to achieve the remarkable growth rates they enjoyed during the past several years. We believe the few companies that are able to demonstrate such growth levels will be the big winners in the long term.

  The investment style of the Enterprise Fund is well suited for these conditions, as we target those companies that we believe can demonstrate above-average growth rates at reasonable prices. In this type of environment, where superior earnings growth is harder to achieve, we feel the Enterprise Fund may be able to add value to shareholders through disciplined stock selection.

/s/ Jeff D. New          /s/ Michael Davis
Jeff D. New              Michael Davis
Portfolio Manager        Portfolio Comanager

/s/ Dennis J. McDonnell
Dennis J. McDonnell
President
Van Kampen Asset Management Inc.

                                       7
                                               Please see footnote on page three

                             Portfolio Highlights
                          Van Kampen Enterprise Fund


Portfolio Holdings as a Percentage of Long-Term Investments
                                                                                              Percentage of
                                                                   Top Ten Holdings         These Investments
                                                                  as of June 30, 1998        Six Months Ago
Philip Morris Cos., Inc................................................  3.2%   ..................4.5%
Conseco, Inc...........................................................  2.2%   ..................3.1%
Bristol-Myers Squibb Co................................................  2.1%   ..................2.1%
USA Waste Services, Inc................................................  2.1%   ..................1.4%
Chase Manhattan Corp...................................................  1.9%   ..................1.1%
Safeway, Inc...........................................................  1.7%   ..................1.6%
BMC Software, Inc......................................................  1.5%   ..................1.9%
Schering-Plough Corp...................................................  1.5%   ..................1.3%
Travelers Group, Inc...................................................  1.5%   ..................1.6%
Chancellor Media Corp., Class A........................................  1.4%   ..................1.3%


Top Five Portfolio Holdings by Sector as a Percentage of Long-Term Investments

As of June 30, 1998                                            As of December 31, 1997
Technology......................16%                            Technology...............................16%
Finance.........................14%                            Finance..................................16%
Health Care.....................14%                            Consumer Distribution....................13%
Consumer Distribution...........12%                            Health Care..............................13%
Consumer Services...............11%                            Consumer Services........................13%

                           PORTFOLIO OF INVESTMENTS
                           June 30, 1998 (Unaudited)




Description                                          Shares      Market Value
-----------                                        --------      ------------
Common Stocks 89.8%
Consumer Distribution 11.6%
Brightpoint, Inc. (b)..........................     436,000      $  6,322,000
Costco Cos., Inc. (b)..........................     312,000        19,675,500
CVS Corp.......................................     268,000        10,435,250
Dayton Hudson Corp.............................     690,000        33,465,000
Family Dollar Stores, Inc......................     750,000        13,875,000
Federated Department Stores, Inc. (b)..........     256,800        13,819,050
Jacor Communications, Inc., Class A (b)........     270,000        15,930,000
Kroger Co. (b).................................     552,000        23,667,000
Lear Corp. (b).................................     238,000        12,212,375
Lowe's Cos., Inc...............................     530,000        21,498,125
McKesson Corp..................................     250,000        20,312,500
Proffitt's, Inc. (b)...........................     380,000        15,342,500
Rite Aid Corp..................................     430,000        16,151,875
Ross Stores, Inc...............................     560,000        24,080,000
Safeway, Inc. (b)..............................   1,082,000        44,023,875
TJX Cos., Inc..................................   1,460,000        35,222,500
                                                                 ------------
                                                                  326,032,550
                                                                 ------------

Consumer Durables  2.0%
Dana Corp......................................     470,000        25,145,000
Ford Motor Co..................................     302,000        17,818,000
Maytag Corp....................................     280,000        13,825,000
                                                                 ------------
                                                                   56,788,000
                                                                 ------------

Consumer Non-Durables 6.1%
Borders Group, Inc. (b)........................     413,000        15,281,000
Colgate-Palmolive Co...........................     250,000        22,000,000
Dial Corp......................................     838,000        21,735,625
Jones Apparel Group, Inc. (b)..................     112,800         4,124,250
Liz Claiborne, Inc.............................     282,000        14,734,500
Philip Morris Cos., Inc........................   2,073,000        81,624,375
Tommy Hilfiger Corp. (b).......................     213,000        13,312,500
                                                                 ------------
                                                                  172,812,250
                                                                 ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Consumer Services 10.8%

AccuStaff, Inc. (b)......................................  654,000  $ 20,437,500
Brinker International, Inc. (b)..........................  985,000    18,961,250
CBS Corp. ...............................................  925,000    29,368,750
Cendant Corp. (b)........................................  819,457    17,106,166
Chancellor Media Corp., Class A (b)......................  732,000    36,348,375
CKE Restaurants, Inc. ...................................  370,000    15,262,500
Clear Channel Communications, Inc. (b)...................   70,350     7,676,943
FIRSTPLUS Financial Group, Inc. (b)......................  445,000    16,020,000
Foodmaker, Inc. (b)......................................  529,000     8,926,875
Gannett Co., Inc. .......................................  250,000    17,765,625
Metamor Worldwide, Inc. (b)..............................  405,000    14,250,938
New York Times Co., Class A..............................  315,000    24,963,750
Omnicom Group, Inc. .....................................  550,000    27,431,250
Promus Hotel Corp. (b)...................................  200,000     7,700,000
Time Warner, Inc. .......................................  260,000    22,213,750
Tribune Co. .............................................  283,000    19,473,937
                                                                    ------------
                                                                     303,907,609
                                                                    ------------

Energy 3.8%

British Petroleum Co. PLC - ADR (United Kingdom).........  124,000    10,943,000
Coastal Corp. ...........................................  276,000    19,268,250
Cooper Cameron Corp. (b).................................  231,000    11,781,000
El Paso Natural Gas Co. .................................  710,000    27,157,500
Enron Corp. .............................................  290,000    15,678,125
EVI Weatherford, Inc. (b)................................  299,250    11,109,657
YPF Sociedad Anonima, Class D - ADR (Argentina)..........  319,000     9,589,937
                                                                    ------------
                                                                     105,527,469
                                                                    ------------

Finance 14.1%

Allstate Corp. ..........................................  180,000    16,481,250
AMBAC Financial Group, Inc. .............................  226,000    13,221,000
Associates First Capital Corp., Class A..................  141,525    10,879,734
BankAmerica Corp. .......................................  170,000    14,694,375
BankBoston Corp. ........................................  434,000    24,141,250
Bear Stearns Cos., Inc. .................................  265,000    15,071,875
Chase Manhattan Corp. ...................................  646,200    48,788,100

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Finance (Continued)

CMAC Investment Corp. .................................    318,000  $ 19,557,000
Conseco, Inc. .........................................  1,213,800    56,745,150
Federal National Mortgage Assn. .......................    346,000    21,019,500
First Union Corp. .....................................    327,070    19,051,829
Household International, Inc. .........................    210,000    10,447,500
Merrill Lynch & Co., Inc. .............................    150,000    13,837,500
MGIC Investment Corp. .................................    133,000     7,589,313
SunAmerica, Inc. ......................................    423,000    24,296,062
Torchmark, Inc. .......................................    386,000    17,659,500
Travelers Group, Inc. .................................    618,000    37,466,250
U.S. Bancorp...........................................    348,000    14,964,000
Washington Mutual, Inc. ...............................    300,000    13,031,250
                                                                    ------------
                                                                     398,942,438
                                                                    ------------

Healthcare 14.1%

Abbott Laboratories, Inc. .............................    270,000    11,036,250
Becton, Dickinson & Co. ...............................    190,000    14,748,750
Bristol-Myers Squibb Co. ..............................    460,000    52,871,250
ESC Medical Systems, Ltd. (b)..........................    522,000    17,617,500
Guidant Corp. .........................................    239,000    17,043,688
Health Care & Retirement Corp. (b).....................    400,000    15,775,000
Health Management Assn., Inc., Class A (b).............    462,000    15,448,125
HEALTHSOUTH Corp. (b)..................................    950,000    25,353,125
Lincare Holdings, Inc. (b).............................    576,000    24,228,000
Merck & Co., Inc. .....................................     94,000    12,572,500
Mylan Laboratories, Inc. ..............................    450,000    13,528,125
Pfizer, Inc. ..........................................    100,000    10,868,750
Schering-Plough Corp. .................................    424,000    38,849,000
Tenet Healthcare Corp. (b).............................    477,000    14,906,250
Total Renal Care Holdings, Inc. (b)....................    611,785    21,106,582
United Healthcare Corp. ...............................    210,000    13,335,000
Universal Health Services, Inc., Class B (b)...........    315,000    18,388,125
Watson Pharmaceuticals, Inc. (b).......................    494,000    23,063,625
Wellpoint Health Networks, Inc., Class A (b)...........    488,000    36,112,000
                                                                    ------------
                                                                     396,851,645
                                                                    ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Producer Manufacturing 6.1%

Aeroquip-Vickers, Inc. ................................    147,100  $  8,586,962
Illinois Tool Works, Inc. .............................    219,000    14,604,563
Republic Services, Inc. (b)............................    315,300     7,567,200
Textron, Inc. .........................................    335,000    24,015,312
Tyco International Ltd. ...............................    552,000    34,776,000
United Technologies Corp. .............................    311,000    28,767,500
USA Waste Services, Inc. (b)...........................  1,065,000    52,584,375
                                                                    ------------
                                                                     170,901,912
                                                                    ------------

Raw Materials/Processing Industries 1.4%

Crompton & Knowles Corp. ..............................    533,000    13,424,938
Cytec Industries, Inc. (b).............................    222,000     9,823,500
Du Pont (E. I.) de Nemours & Co. ......................    210,000    15,671,250
                                                                    ------------
                                                                      38,919,688
                                                                    ------------

Technology 15.8%

Ascend Communications, Inc. (b)........................    350,000    17,346,875
BMC Software, Inc. (b).................................    750,000    38,953,125
Cadence Design Systems, Inc. (b).......................    560,000    17,500,000
Check Point Software Tech Ltd. ........................    230,000     7,532,500
Cisco Systems, Inc. (b)................................    204,000    18,780,750
Citrix Systems, Inc. (b)...............................    217,500    14,871,562
Computer Associates International, Inc. ...............    387,000    21,502,687
Computer Sciences Corp. (b)............................    414,000    26,496,000
Compuware Corp. (b)....................................    517,000    26,431,625
Comverse Technology, Inc. (b)..........................    220,000    11,412,500
EMC Corp. (b)..........................................    809,000    36,253,312
Hexcel Corp. (b).......................................    315,000     7,126,875
International Business Machines Corp. .................    136,000    15,614,500
Linear Technology Corp. ...............................    160,000     9,650,000
Lucent Technologies, Inc. .............................    132,000    10,980,750
Maxim Integrated Products, Inc. (b)....................    355,000    11,249,063
Microsoft Corp. (b)....................................    178,000    19,290,750
Networks Associates, Inc. (b)..........................    564,000    27,001,500
Nokia Corp. - ADR (Finland)............................    322,000    23,365,125
Sanmina Corp. (b)......................................    208,000     9,022,000

                                      12
                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Description                                               Shares    Market Value
--------------------------------------------------------------------------------
Technology (Continued)

SCI Systems, Inc. (b)..................................  447,000  $   16,818,375
Sterling Software, Inc. (b)............................  640,000      18,920,000
Storage Technology Corp. (b)...........................  340,000      14,747,500
Tellabs, Inc. (b)......................................  228,000      16,330,500
Xilinx, Inc. (b).......................................  255,000       8,670,000
                                                                  --------------
                                                                     445,867,874
                                                                  --------------

Transportation 1.4%

AMR Corp. (b)..........................................  234,000      19,480,500
Continental Airlines, Inc., Class B (b)................  348,300      21,202,762
                                                                  --------------
                                                                      40,683,262
                                                                  --------------

Utilities 2.6%

Ameritech Corp. .......................................  400,000      17,950,000
Bell Atlantic Corp. ...................................  432,000      19,710,000
CMS Energy Group.......................................  206,000       9,064,000
SBC Communications, Inc. ..............................  320,000      12,800,000
U.S. West, Inc. .......................................  310,000      14,570,000
                                                                  --------------
                                                                      74,094,000
                                                                  --------------

Total Long-Term Investments 89.8%
  (Cost $1,626,075,603)........................................... 2,531,328,697
                                                                  --------------

Short-Term Investments 11.7%

United States Government Agency Obligations 8.1%

Federal Home Loan Mortgage
($20,000,000 par, yielding 5.4419%, 07/06/98 maturity)............    19,981,966

Federal Home Loan Mortgage
($34,000,000 par, yielding 5.4791%, 07/14/98 maturity) (a)........    33,927,938

Federal Home Loan Mortgage
($20,000,000 par, yielding 5.4856%, 08/04/98 maturity) (a)........    19,894,221

Federal Home Loan Mortgage
($30,000,000 par, yielding 5.4991%, 08/21/98 maturity) (a)........    29,763,832

Federal Home Loan Mortgage
($25,000,000 par, yielding 5.4961%, 09/24/98 maturity) (a)........    24,677,500

Federal National Mortgage Association
($25,000,000 par, yielding 5.4531%, 07/08/98 maturity) (a)........    24,969,833

                                      13
                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

==================================================================================================================
Description                                                                                          Market Value
-----------                                                                                         --------------
United States Government Agency Obligations (Continued)
Federal National Mortgage Association
($25,000,000 par, yielding 5.4849%, 07/17/98 maturity) (a).......................................   $   24,935,541

Federal National Mortgage Association
($24,500,000 par, yielding 5.4545%, 08/07/98 maturity) (a).......................................       24,360,608

Federal National Mortgage Association
($25,000,000 par, yielding 5.4961%, 09/25/98 maturity) (a).......................................       24,677,500
                                                                                                    --------------
Total United States Government Agency Obligations 8.1%...........................................      227,188,939
                                                                                                    --------------
Commercial Paper 2.1%
General Electric Capital Corp. ($30,000,000 par, yielding 6.051%, 07/01/98 maturity).............       29,994,789

Prudential Funding Corp. ($30,000,000 par, yielding 6.031%, 07/01/98 maturity)...................       29,994,873
                                                                                                    --------------
Total Commercial Paper...........................................................................       59,989,662
                                                                                                    --------------
Repurchase Agreements 1.5%
SBC Warburg, ($41,423,000 par collateralized by U.S. Government obligations in a
pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $41,429,674) (a)..................       41,423,000
                                                                                                    --------------
Total Short-Term Investments 11.7%
  (Cost $328,595,445)............................................................................      328,601,601
                                                                                                    --------------
Total Investments 101.5%
  (Cost $1,954,671,048)..........................................................................    2,859,930,298

Liabilities in Excess of Other Assets (1.5%).....................................................      (41,952,544)
                                                                                                    --------------
Net Assets 100.0%................................................................................   $2,817,977,754
                                                                                                    ==============

(a)  Assets segregated for open futures transactions
(b) Non-income producing security as this stock currently does not declare dividends.

                                      14
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1998 (Unaudited)
================================================================================

ASSETS:

Total Investments (Cost $1,954,671,048)........................   $2,859,930,298
Cash                                                                      15,979
Receivables:
  Fund Shares Sold.............................................        5,951,906
  Dividends....................................................        2,170,144
Other..........................................................          200,600
                                                                  --------------
     Total Assets..............................................    2,868,268,927
                                                                  --------------

LIABILITIES:

Payables:
  Fund Shares Repurchased......................................       37,439,038
  Investments Purchased........................................        7,567,200
  Distributor and Affiliates...................................        2,326,135
  Variation Margin on Futures..................................        1,181,508
  Investment Advisory Fee......................................        1,013,030
  Income and Capital Gain Distributions........................          204,255
Accrued Expenses...............................................          350,347
Trustees' Deferred Compensation and Retirement Plans...........          209,660
                                                                  --------------
     Total Liabilities.........................................       50,291,173
                                                                  --------------
Net Assets.....................................................   $2,817,977,754
                                                                  ==============

NET ASSETS CONSIST OF:

Capital........................................................   $1,808,562,607
Net Unrealized Appreciation....................................      906,183,884
Accumulated Net Realized Gain..................................      101,918,730
Accumulated Undistributed Net Investment Income................        1,312,533
                                                                  --------------
Net Assets.....................................................   $2,817,977,754
                                                                  ==============

MAXIMUM OFFERING PRICE PER SHARE:

  Class A Shares:

     Net asset value and redemption price per share (Based on
     net assets of $2,013,724,767 and 99,988,912 shares of
     beneficial interest issued and outstanding)...............   $        20.14
     Maximum sales charge (5.75%* of offering price)...........             1.23
                                                                  --------------
     Maximum offering price to public..........................   $        21.37
                                                                  ==============

  Class B Shares:

     Net asset value and offering price per share (Based on net assets of $724,739,621 and 36,848,297 shares of beneficial
     interest issued and outstanding)..........................   $        19.67
                                                                  ==============

  Class C Shares:

     Net asset value and offering price per share (Based on net assets of $79,513,366 and 4,011,208 shares of beneficial
     interest issued and outstanding)..........................   $        19.82
                                                                  ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================

INVESTMENT INCOME:
Dividends........................................................   $ 10,496,666
Interest.........................................................      5,767,442
                                                                    ------------
     Total Income................................................     16,264,108
                                                                    ------------

EXPENSES:

Investment Advisory Fee..........................................      5,906,512
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
  and C of $1,926,498, $3,192,424 and $339,595 respectively).....      5,458,517
Shareholder Services.............................................      2,451,375
Custody..........................................................         67,729
Trustees' Fees and Expenses......................................         28,914
Legal............................................................         15,385
Other............................................................        850,579
                                                                    ------------
     Total Expenses..............................................     14,779,011
                                                                    ------------
Net Investment Income............................................   $  1,485,097
                                                                    ============

REALIZED AND UNREALIZED GAIN/LOSS:

Realized Gain/Loss:

  Investments....................................................   $ 92,247,557
  Futures........................................................     16,015,152
                                                                    ------------
Net Realized Gain................................................    108,262,709
                                                                    ------------
Unrealized Appreciation/Depreciation:

  Beginning of the Period........................................    615,523,511
                                                                    ------------
  End of the Period:
    Investments..................................................    905,259,250
    Futures......................................................        924,634
                                                                    ------------
                                                                     906,183,884
                                                                    ------------
Net Unrealized Appreciation During the Period....................    290,660,373
                                                                    ------------
Net Realized and Unrealized Gain.................................   $398,923,082
                                                                    ============
Net Increase in Net Assets From Operations.......................   $400,408,179
                                                                    ============

                                               See Notes to Financial Statements

                       Statement of Changes in Net Assets

                   For the Six Months Ended June 30, 1998 and
                  the Year Ended December 31, 1997 (Unaudited)
================================================================================

                                                 For the Six Months         Year Ended
                                                 Ended June 30,1998  December 31, 1997
--------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.............................   $    1,485,097     $    6,869,254
Net Realized Gain.................................      108,262,709        213,595,434
Net Unrealized Appreciation During the Period.....      290,660,373        255,744,332
                                                     --------------     --------------
Change in Net Assets from Operations..............      400,408,179        476,209,020
                                                     --------------     --------------
Distributions from Net Investment Income:
  Class A Shares..................................       (2,217,790)        (5,354,359)
                                                     --------------     --------------
Distributions from Net Realized Gain:
  Class A Shares..................................      (17,523,567)      (162,962,079)
  Class B Shares..................................       (6,059,005)       (52,681,023)
  Class C Shares..................................         (634,551)        (5,428,380)
                                                     --------------     --------------
                                                        (24,217,123)      (221,071,482)
                                                     --------------     --------------
 Total Distributions..............................      (26,434,913)      (226,425,841)
                                                     --------------     --------------
Net Change in Net Assets from Investment Activities     373,973,266        249,783,179
                                                     --------------     --------------
From Capital Transactions:
Proceeds from Shares Sold.........................    2,540,490,376      3,595,442,347
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................       23,714,122        206,216,075
Cost of Shares Repurchased........................   (2,425,346,126)    (3,359,260,453)
                                                     --------------     --------------
Net Change in Net Assets from Capital Transactions      138,858,372        442,397,969
                                                     --------------     --------------
Total Increase in Net Assets......................      512,831,638        692,181,148

Net Assets:
Beginning of the Period...........................    2,305,146,116      1,612,964,968
                                                     --------------     --------------
End of the Period (Including accumulated net
  investment income of $1,312,533 and $2,045,226,
  respectively)...................................   $2,817,977,754     $2,305,146,116
                                                     ==============     ==============

                                               See Notes to Financial Statements

                              Financial Highlights

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                               Six Months
                                                    Ended            Year Ended December 31,
                                                 June 30,    ---------------------------------------
Class A Shares                                       1998       1997       1996       1995      1994
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......    $17.414    $15.120    $ 13.07    $ 11.43   $ 12.23
                                                  -------    -------    -------    -------   -------
  Net Investment Income.......................       .030       .087       .086        .08       .08
  Net Realized and Unrealized Gain/Loss.......      2.892      4.113      2.942     3.7325    (.1225)
                                                  -------    -------    -------    -------   -------
Total from Investment Operations..............      2.922      4.200      3.028     3.8125    (.0425)
                                                  -------    -------    -------    -------   -------
Less:
  Distributions from Net Investment Income....       .022       .060       .077      .0725      .085
  Distributions from Net Realized Gain........       .175      1.846       .901       2.10     .6725
                                                  -------    -------    -------    -------   -------
Total Distributions...........................       .197      1.906       .978     2.1725     .7575
                                                  -------    -------    -------    -------   -------
Net Asset Value, End of the Period............    $20.139    $17.414    $15.120    $ 13.07   $ 11.43
                                                  =======    =======    =======    =======   =======

Total Return (a)..............................      16.77%*    28.55%     23.48%     33.92%     (.18%)
Net Assets at End of the Period (In millions).   $2,013.7   $1,706.1   $1,276.9   $1,035.7   $ 749.7
Ratio of Expenses to Average Net Assets (b)...        .93%       .93%      1.01%       .98%     1.05%
Ratio of Net Investment Income to
  Average Net Assets (b)......................        .34%       .54%       .60%       .59%      .71%
Portfolio Turnover............................         25%*       73%       110%       152%      176%

*  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                 Six Months
                                                      Ended            Year Ended December 31,
                                                   June 30,    ---------------------------------------
Class B Shares                                         1998       1997       1996      1995       1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......    $ 17.059    $14.909    $ 12.94    $11.37    $ 12.19
                                                   --------    -------    -------    ------    -------
  Net Investment Loss..........................       (.031)     (.021)     (.012)     (.03)      (.01)
  Net Realized and Unrealized Gain/Loss........       2.815      4.017      2.882      3.70     (.1375)
                                                   --------    -------    -------    ------    -------
Total from Investment Operations...............       2.784      3.996      2.870      3.67     (.1475)
                                                   --------    -------    -------    ------    -------
Less Distributions from Net Realized Gain......        .175      1.846       .901      2.10      .6725
                                                   --------    -------    -------    ------    -------
Net Asset Value, End of the Period.............    $ 19.668    $17.059    $14.909    $12.94    $ 11.37
                                                   ========    =======    =======    ======    =======

Total Return (a)...............................     16.34%*      27.50%     22.48%    32.82%     (1.07%)
Net Assets at End of the Period (In millions)..    $ 724.7     $ 542.2    $ 305.6    $184.1    $  93.7
Ratio of Expenses to Average Net Assets (b)....       1.73%       1.75%      1.82%     1.81%      1.89%
Ratio of Net Investment Income to
  Average Net Assets (b).......................       (.47%)      (.29%)     (.21%)    (.24%)     (.11%)
Portfolio Turnover.............................         25%*        73%       110%      152%       176%

* Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                 Six Months
                                                      Ended            Year Ended December 31,
                                                   June 30,    ---------------------------------------
Class C Shares                                         1998       1997       1996      1995       1994
------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period......................    $ 17.191    $15.008    $ 13.01    $11.42    $ 12.23
                                                   --------    -------    -------    ------    -------
  Net Investment Loss..........................       (.028)     (.023)     (.013)     (.03)      (.01)
  Net Realized and Unrealized Gain/Loss........       2.835      4.052      2.912      3.72     (.1275)
                                                   --------    -------    -------    ------    -------
Total from Investment Operations...............       2.807      4.029      2.899      3.69     (.1375)
Less Distributions from Net Realized Gain......        .175      1.846       .901      2.10      .6725
                                                   --------    -------    -------    ------    -------
Net Asset Value, End of the Period.............    $ 19.823    $17.191    $15.008    $13.01    $ 11.42
                                                   ========    =======    =======    ======    =======

Total Return (a)...............................     16.39%*      27.51%     22.60%    32.85%      (.99%)
Net Assets at End of the Period (In millions)..    $   79.5    $  56.9    $  30.4    $ 15.7    $   7.4
Ratio of Expenses to Average Net Assets (b)....        1.73%      1.75%      1.82%     1.80%      1.90%
Ratio of Net Investment Income to Average
  Net Assets (b)...............................        (.47%)     (.29%)     (.22%)    (.23%)     (.12%)
Portfolio Turnover.............................          25%*       73%       110%      152%       176%

*  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

1. Significant Accounting Policies

Van Kampen Enterprise Fund, formerly known as Van Kampen American Capital Enterprise Fund, (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and July 20, 1993, respectively.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

  The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                           June 30, 1998 (Unaudited)
================================================================================

C. Income and Expenses--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $1,954,993,131; the aggregate gross unrealized appreciation is $937,000,822 and the aggregate gross unrealized depreciation is $31,139,021, resulting in net unrealized appreciation including open futures of $905,861,801.

  Net realized gains or losses may differ for financial purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales and the mark to market of open future contracts at December 31, 1997.

E. Distribution of Income and Gains--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions With Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                     % Per Annum
==================================================
First $1 billion......................   .50 of 1%
Next $1 billion.......................   .45 of 1%
Next $1 billion.......................   .40 of 1%
Over $3 billion.......................   .35 of 1%

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $15,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                           June 30, 1998 (Unaudited)
================================================================================

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $271,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

  Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $1,974,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

  Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At June 30, 1998, capital aggregated $1,185,421,168, $560,475,176 and
$62,666,263 for Classes A, B, and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                          Shares           Value
================================================================
Sales:
  Class A..........................  108,428,454  $2,061,278,957
  Class B..........................   23,242,261     435,645,729
  Class C..........................    2,311,642      43,565,690
                                     -----------  --------------
Total Sales........................  133,982,357  $2,540,490,376
                                     ===========  ==============
Dividend Reinvestment:
  Class A..........................      882,393  $   17,374,290
  Class B..........................      298,657       5,755,123
  Class C..........................       30,109         584,709
                                     -----------  --------------
Total Dividend Reinvestment........    1,211,159  $   23,714,122
                                     ===========  ==============

                           June 30, 1998 (Unaudited)
================================================================================

                                                       Shares              Value
================================================================================
Repurchases:
  Class A....................................   (107,291,051)   $(2,044,551,923)
  Class B....................................    (18,476,197)      (349,771,247)
  Class C....................................     (1,640,808)       (31,022,956)
                                                ------------    ---------------
Total Repurchases............................   (127,408,056)   $(2,425,346,126)
                                                ============    ===============

  At December 31, 1997, capital aggregated $1,151,319,844, $468,845,571 and
$49,538,820 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                       Shares              Value
================================================================================
Sales:
  Class A....................................    163,160,235    $ 2,870,082,714
  Class B....................................     37,384,289        643,957,979
  Class C....................................      4,816,449         81,401,654
                                                ------------    ---------------
Total Sales..................................    205,360,973    $ 3,595,442,347
                                                ============    ===============
Dividend Reinvestment:
  Class A....................................      9,059,256    $   151,406,608
  Class B....................................      3,035,164         49,805,679
  Class C....................................        302,489          5,003,788
                                                ------------    ---------------
Total Dividend Reinvestment..................     12,396,909    $   206,216,075
                                                ============    ===============
Repurchases:
  Class A....................................   (158,703,531)   $(2,797,304,772)
  Class B....................................    (29,133,822)      (497,604,258)
  Class C....................................     (3,835,319)       (64,351,423)
                                                ------------    ---------------
Total Repurchases............................   (191,672,672)   $(3,359,260,453)
                                                ============    ===============

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                           June 30, 1998 (Unaudited)
================================================================================

                                                             Contingent Deferred
                                                                Sales Charge
                                                             -------------------
Year of Redemption                                           Class B     Class C
================================================================================
First.......................................................   5.00%       1.00%
Second......................................................   4.00%        None
Third.......................................................   3.00%        None
Fourth......................................................   2.50%        None
Fifth.......................................................   1.50%        None
Sixth and Thereafter........................................    None        None

  For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $486,700 and CDSC on redeemed shares of approximately $479,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $674,615,515 and $605,724,505, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

  During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker could be based upon

                           June 30, 1998 (Unaudited)
================================================================================

changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

  Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                                      Contracts
===============================================================================
Outstanding at December 31, 1997.....................................       800
Futures Opened.......................................................     1,560
Futures Closed.......................................................    (1,530)
                                                                         ------
Outstanding at June 30, 1998.........................................       830
                                                                         ======

  The futures contracts outstanding at June 30, 1998, and the description and unrealized appreciation are as follows:

                                                                     Unrealized
                                                      Contracts    Appreciation
===============================================================================
Long Contracts--Sep 1998 S&P 500 Index Future
  (Current Notional Value of $285,750 per contract)..       830        $924,634
                                                            ===        ========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $2,803,900.

                               VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
  Aggressive Equity
  Aggressive Growth
  American Value
  Comstock
  Emerging Growth
  Enterprise
  Equity Growth
  Equity Income
  Growth
  Growth and Income
  Harbor
  Pace
  Real Estate Securities
  U.S. Real Estate
  Utility
  Value

International/Global
  Asian Growth
  Emerging Markets
  Global Equity
  Global Equity Allocation
  Global Managed Assets
  International Magnum
  Latin American

FIXED-INCOME FUNDS

Income
  Corporate Bond
  Global Fixed Income
  Global Government Securities
  Government Securities
  High Income Corporate Bond
  High Yield
  High Yield & Total Return
  Limited Maturity Government
  Short-Term Global Income
  Strategic Income
  U.S. Government
  U.S. Government Trust for Income
  Worldwide High Income

Tax Exempt Income
  California Insured Tax Free
  Florida Insured Tax Free Income
  High Yield Municipal
  Insured Tax Free Income
  Intermediate Term Municipal Income
  Municipal Income
  New York Tax Free Income
  Pennsylvania Tax Free Income
  Tax Free High Income

Capital Preservation and
Senior Loan Funds
  Prime Rate Income Trust
  Reserve
  Senior Floating Rate
  Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money. To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

 . visit our web site at www.van-kampen.com -- to view prospectuses, select
  Investors' Place, then Download a Prospectus

 . call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
  (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 . e-mail us by visiting www.van-kampen.com and selecting Investors' Place

                          VAN KAMPEN ENTERPRISE FUND

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*--Chairman

Officers

Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser

Van Kampen
Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

Van Kampen Investor
Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PricewaterhouseCoopers LLP
200 E. Randolph Drive
Chicago, IL 60601



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998
    All rights reserved.

/SM/ denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181